Exhibit 99.2

Supplemental Information

First Quarter 2003

April 14, 2003

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Results Overview

●	Diluted EPS of $1.59, up 15% over same period last year, down 6% from prior quarter. Net income in fourth quarter 2002 included $.32 per share in tax benefits related to the settlement of federal income tax returns through 1999.

●	Diversity of businesses produced fee-based revenue growth across all businesses of 7% versus prior quarter and first quarter a year ago.

●	Net interest income was up 1% over first quarter 2002 but down 3% from the fourth quarter, as expected, due to the rate environment.

●	Net charge-offs declined $332 million from the prior quarter.

●	Nonperforming asset levels declined 4% below year-end 2002 levels.

●	Growth in consumer loans of 21% and deposit levels of 8% over the first quarter 2002 continues to benefit from improved quality and productivity initiatives.

●	Net new checking account growth of 243,000 in first quarter doubled the level of prior year quarter.

●	Banking center product sales have grown more than 20% in the most recent quarter.

●	Banc of America Securities continues to gain important product market share gains in investment banking.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002
Income statement
Total revenue	$8,894	$8,804	$8,522	$8,575	$8,593
Provision for credit losses	833	1,165	804	888	840
Gains on sales of securities	273	304	189	93	44
Noninterest expense	4,717	4,832	4,620	4,490	4,494
Income tax expense	1,193	497	1,052	1,069	1,124
Net income	2,424	2,614	2,235	2,221	2,179
Diluted earnings per common share	1.59	1.69	1.45	1.40	1.38
Average diluted common shares outstanding	1,526,288	1,542,482	1,546,347	1,592,250	1,581,848
Cash dividends paid per common share	$0.64	$0.64	$0.60	$0.60	$0.60
Performance ratios
Return on average assets	1.38%	1.49%	1.33%	1.38%	1.39%
Return on average common shareholders’ equity	19.92	21.58	19.02	18.47	18.64

Book value per share of common stock	$33.38	$33.49	$32.07	$31.47	$31.15
Market price per share of common stock:
High for the period	$72.50	$71.99	$71.94	$77.08	$69.61
Low for the period	64.26	53.98	57.90	66.82	57.51
Closing price	66.84	69.57	63.80	70.36	68.02
Market capitalization	100,095	104,403	95,838	106,642	105,058
Number of banking centers	4,202	4,208	4,226	4,232	4,246
Number of ATM’s	13,266	13,013	12,489	12,827	13,161
Full-time equivalent employees	132,583	133,944	134,135	135,489	137,240

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Supplemental Financial Data and Reconciliations to GAAP Financial Measures

(Dollars in millions)

Certain non-GAAP (generally accepted accounting principles) performance measures and ratios, including shareholder value added and taxable-equivalent net interest income, net interest yield and operating efficiency calculated on a taxable-equivalent basis are used in managing the business. Management believes that these measures provide users of this financial information a more accurate picture of the interest margin for comparative purposes. Other companies may define or calculate supplemental financial data differently. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002, and March 31, 2002.

Management reviews net interest income on a taxable-equivalent basis. In this non-GAAP presentation, net interest income is adjusted to reflect tax-exempt interest income on an equivalent before-tax basis. This measure ensures comparability of net interest income arising from both taxable and tax-exempt sources. Net interest income on a taxable-equivalent basis is also used in the calculation of the efficiency ratio and the net interest yield. The efficiency ratio, which is calculated by dividing noninterest expense by total revenue, measures how much it costs to produce one dollar of revenue. Net interest income on a taxable-equivalent basis is also used in business segment reporting.

	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002
Net interest income
Taxable-equivalent basis data
Net interest income	$5,361	$5,537	$5,465	$5,262	$5,247
Total revenue	9,046	8,967	8,685	8,743	8,687
Net interest yield	3.52%	3.66%	3.75%	3.75%	3.85%
Net interest yield without taxable-equivalent income	3.45	3.54	3.63	3.63	3.81
Efficiency ratio	52.14	53.90	53.19	51.34	51.74
Efficiency ratio without taxable-equivalent income	53.03	54.90	54.21	52.35	52.30

Reconciliation of net income to shareholder value added
Net income	2,424	$2,614	$2,235	$2,221	$2,179
Amortization expense	54	54	54	55	55
Capital charge	(1,338)	(1,454)	(1,409)	(1,442)	(1,402)
Shareholder value added	1,140	1,214	880	834	832

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002
Interest income
Interest and fees on loan and leases	$5,348	$5,502	$5,553	$5,530	$5,445
Interest and dividends on securities	778	1,061	1,104	924	946
Federal funds sold and securities purchased under agreements to resell	194	208	177	270	215
Trading account assets	1,042	979	1,006	948	878
Other interest income	363	371	345	312	387

Total interest income	7,725	8,121	8,185	7,984	7,871

Interest expense
Deposits	1,183	1,292	1,414	1,384	1,344
Short-term borrowings	453	557	526	529	477
Trading account liabilities	308	289	342	344	285
Long-term debt	572	609	601	633	612

Total interest expense	2,516	2,747	2,883	2,890	2,718

Net interest income	5,209	5,374	5,302	5,094	5,153
Noninterest income
Consumer service charges	777	802	761	732	691
Corporate service charges	577	571	586	566	567

Total service charges	1,354	1,373	1,347	1,298	1,258

Consumer investment and brokerage services	378	370	373	420	381
Corporate investment and brokerage services	165	171	174	178	170

Total investment and brokerage services	543	541	547	598	551

Mortgage banking income	405	209	220	138	195
Investment banking income	378	422	318	464	341
Equity investment gains (losses)	(68)	(54)	(216)	(36)	26
Card income	681	736	686	621	577
Trading account profits	114	99	71	263	345
Other income	278	104	247	135	147

Total noninterest income	3,685	3,430	3,220	3,481	3,440

Total revenue	8,894	8,804	8,522	8,575	8,593
Provision for credit losses	833	1,165	804	888	840
Gains on sales of securities	273	304	189	93	44
Noninterest expense
Personnel	2,459	2,482	2,368	2,386	2,446
Occupancy	472	450	457	441	432
Equipment	284	292	291	279	262
Marketing	230	203	210	170	170
Professional fees	125	186	126	122	91
Amortization of intangibles	54	54	54	55	55
Data processing	266	291	295	226	205
Telecommunications	124	120	119	123	119
Other general operating	703	754	700	688	714

Total noninterest expense	4,717	4,832	4,620	4,490	4,494

Income before income taxes	3,617	3,111	3,287	3,290	3,303
Income tax expense	1,193	497	1,052	1,069	1,124

Net income	$2,424	$2,614	$2,235	$2,221	$2,179

Net income available to common shareholders	$2,423	$2,613	$2,233	$2,220	$2,178

Per common share information
Earnings	$1.62	$1.74	$1.49	$1.45	$1.41

Diluted earnings	$1.59	$1.69	$1.45	$1.40	$1.38

Dividends	$0.64	$0.64	$0.60	$0.60	$0.60

Average common shares issued and outstanding	1,499,405	1,499,557	1,504,017	1,533,783	1,543,471

Average diluted common shares issued and outstanding	1,526,288	1,542,482	1,546,347	1,592,250	1,581,848

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)

	March 31 2003	December 31 2002	March 31 2002
Assets
Cash and cash equivalents	$25,069	$24,973	$22,444
Time deposits placed and other short-term investments	5,523	6,813	7,056
Federal funds sold and securities purchased under agreements to resell	49,809	44,878	40,771
Trading account assets	65,733	63,996	58,569
Derivative assets	35,409	34,310	19,116
Securities:
Available-for-sale	75,511	68,122	74,306
Held-to-maturity	927	1,026	1,037

Total securities	76,438	69,148	75,343

Loans and leases	343,412	342,755	331,210
Allowance for credit losses	(6,853)	(6,851)	(6,869)

Loans and leases, net of allowance for credit losses	336,559	335,904	324,341

Premises and equipment, net	6,643	6,717	6,748
Mortgage banking assets	1,995	2,110	4,104
Goodwill	11,396	11,389	10,950
Core deposit intangibles and other intangibles	1,065	1,095	1,256
Other assets	64,126	59,125	49,223

Total assets	$679,765	$660,458	$619,921

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$121,127	$122,686	$108,409
Interest-bearing	242,287	232,320	224,630
Deposits in foreign offices:
Noninterest-bearing	2,331	1,673	1,677
Interest-bearing	29,431	29,779	32,484

Total deposits	395,176	386,458	367,200

Federal funds purchased and securities sold under agreements to repurchase	72,976	65,079	48,545
Trading account liabilities	23,578	25,574	25,258
Derivative liabilities	22,876	23,566	12,053
Commercial paper and other short-term borrowings	29,729	25,234	21,992
Accrued expenses and other liabilities	15,905	17,052	31,138
Long-term debt	63,442	61,145	60,036
Trust preferred securities	6,031	6,031	5,530

Total liabilities	629,713	610,139	571,752

Shareholders’ equity
Preferred stock, $0.01 par value; authorized—100,000,000 shares; issued and outstanding 1,336,200; 1,356,749; and 1,452,249 shares	57	58	62
Common stock, $0.01 par value; authorized—5,000,000,000 shares; issued and outstanding 1,497,530,740; 1,500,691,103; and 1,544,521,073 shares	127	496	3,949
Retained earnings	49,978	48,517	44,245
Accumulated other comprehensive income/(loss)	74	1,232	(72)
Other	(184)	16	(15)

Total shareholders’ equity	50,052	50,319	48,169

Total liabilities and shareholders’ equity	$679,765	$660,458	$619,921

Bank of America Corporation

Capital Management

(Dollars in millions)

	1Q02	2Q02	3Q02	4Q02	1Q03*
Tier 1 capital	$42,078	$41,097	$41,732	$43,105	$43,821
Total capital	64,158	63,108	63,505	65,169	65,695
Net risk-weighted assets	496,227	508,008	513,085	524,175	534,722
Tier 1 capital ratio	8.48%	8.09%	8.13%	8.22%	8.20%
Total capital ratio	12.93	12.42	12.38	12.43	12.29
Ending equity / ending assets	7.77	7.48	7.31	7.62	7.36
Ending capital / ending assets	8.66	8.35	8.22	8.53	8.25
Average equity / average assets	7.44	7.47	6.97	6.91	6.92

*Preliminary

Share Repurchase Program

18 million common shares were repurchased in the first quarter of 2003 as a part of ongoing share repurchase programs.

135 million shares remain outstanding under the current authorized program (133 million net of outstanding put options).

15 million shares were issued in the first quarter of 2003, mostly due to stock incentive plans.

Bank of America Corporation

Average Balances and Interest Rates—Taxable-Equivalent Basis

(Dollars in millions)

	First Quarter 2003			Fourth Quarter 2002			First Quarter 2002
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$6,987	$43	2.49%	$8,853	$56	2.49%	$10,242	$61	2.43%
Federal funds sold and securities purchased under agreements to resell	57,873	194	1.35	49,169	208	1.68	44,682	215	1.94
Trading account assets	99,085	1,053	4.27	84,181	994	4.71	70,613	888	5.06
Securities(1)	67,784	793	4.69	83,751	1,078	5.15	73,542	963	5.24
Loans and leases(2):
Commercial—domestic	103,663	1,836	7.18	105,333	1,777	6.70	116,160	1,978	6.90
Commercial—foreign	18,876	156	3.35	20,538	180	3.48	21,917	226	4.17
Commercial real estate—domestic	19,955	215	4.37	20,359	245	4.77	22,251	275	5.01
Commercial real estate—foreign	301	3	3.88	426	4	3.93	389	4	4.00

Total commercial	142,795	2,210	6.27	146,656	2,206	5.97	160,717	2,483	6.26

Residential mortgage	113,695	1,582	5.59	108,019	1,699	6.28	81,104	1,389	6.88
Home equity lines	23,054	267	4.70	23,347	300	5.10	22,010	294	5.42
Direct/Indirect consumer	31,393	503	6.49	30,643	523	6.76	30,360	550	7.34
Consumer finance	8,012	154	7.76	8,943	174	7.75	12,134	255	8.46
Credit card	24,684	644	10.57	23,535	613	10.33	19,383	490	10.26
Foreign consumer	2,029	17	3.45	1,956	17	3.48	2,093	19	3.71

Total consumer	202,867	3,167	6.30	196,443	3,326	6.74	167,084	2,997	7.24

Total loans and leases	345,662	5,377	6.29	343,099	5,532	6.41	327,801	5,480	6.76

Other earning assets	35,701	417	4.71	32,828	417	5.07	22,231	358	6.52

Total earning assets(3)	613,092	7,877	5.18	601,881	8,285	5.48	549,111	7,965	5.86

Cash and cash equivalents	21,699			21,242			22,037
Other assets, less allowance for credit losses	78,508			72,345			66,530

Total assets	$713,299			$695,468			$637,678

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$22,916	$34	0.59%	$22,142	$35	0.63%	$20,716	$33	0.64%
NOW and money market deposit accounts	142,338	291	0.83	137,229	325	0.94	127,218	335	1.07
Consumer CDs and IRAs	66,937	695	4.21	66,266	728	4.36	69,359	730	4.27
Negotiable CDs, public funds and other time deposits	3,598	16	1.78	3,400	17	1.97	4,671	32	2.82

Total domestic interest-bearing deposits	235,789	1,036	1.78	229,037	1,105	1.91	221,964	1,130	2.06

Foreign interest-bearing deposits(4)
Banks located in foreign countries	14,218	80	2.27	15,286	104	2.70	15,464	107	2.79
Governments and official institutions	1,785	6	1.31	1,737	7	1.68	2,904	14	1.96
Time, savings, and other	18,071	61	1.38	17,929	76	1.68	19,620	93	1.93

Total foreign interest-bearing deposits	34,074	147	1.75	34,952	187	2.12	37,988	214	2.29

Total interest-bearing deposits	269,863	1,183	1.78	263,989	1,292	1.94	259,952	1,344	2.10

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	123,041	453	1.49	123,434	558	1.79	86,870	477	2.23
Trading account liabilities	34,858	308	3.58	30,445	289	3.77	31,066	285	3.72
Long-term debt and trust preferred securities	67,399	572	3.40	65,702	609	3.71	67,694	612	3.62

Total interest-bearing liabilities(3)	495,161	2,516	2.05	483,570	2,748	2.26	445,582	2,718	2.47

Noninterest-bearing sources:
Noninterest-bearing deposits	115,897			117,392			104,451
Other liabilities	52,841			46,432			40,189
Shareholders’ equity	49,400			48,074			47,456

Total liabilities and shareholders’ equity	$713,299			$695,468			$637,678

Net interest spread			3.13			3.22			3.39
Impact of noninterest-bearing sources			0.39			0.44			.46

Net interest income/yield on earning assets		$5,361	3.52%		$5,537	3.66%		$5,247	3.85%

(1)	The average balance and yield on securities are based on the average of historical amortized cost balances.
(2)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(3)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $563 in the first quarter of 2003 and $517 and $560 in the fourth and first quarters of 2002, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which (increased) decreased interest expense on the underlying liabilities $(46) in the first quarter of 2003 and $(62) and $55 in the fourth and first quarters of 2002, respectively. These amounts were substantially offset by corresponding decreases or increases in the interest paid on the underlying liabilities.
(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Bank of America Corporation

Consumer and Commercial Banking Segment Results

(Dollars in millions)

	Quarterly
	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02
Key Measures
Total revenue*	$6,033	$6,192	$6,051	$5,723	$5,650
Provision for credit losses	488	510	420	449	427
Net income	1,591	1,721	1,679	1,587	1,556
Shareholder value added	1,099	1,169	1,145	1,056	1,024
Return on average equity	32.6%	34.7%	34.9%	33.1%	32.4%
Efficiency ratio*	50.0	47.5	49.4	48.3	49.1

Selected Average Balance
Sheet Components
Total loans and leases	$185,779	$184,161	$182,083	$181,955	$181,415
Total deposits	295,654	292,259	283,769	280,161	276,655
Total earning assets	321,945	314,604	286,248	279,025	275,108

Period End (in billions)
Mortgage servicing portfolio	$257.2	$264.5	$278.7	$287.8	$289.9
Mortgage originations
Retail	21.8	22.2	15.3	9.5	13.0
Wholesale	10.8	9.7	8.6	4.9	4.9

*	Taxable-equivalent basis

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with over 5.2 million subscribers. This represents an active customer penetration rate of 35%.

Bank of America uses a strict Active User standard—customers must have used our online services within the last 90 days.

2.0 million active bill pay users paid over $9.5 billion worth of bills this quarter. The number of customers who sign up and use Bank of America Bill Pay Service continues to far surpass that of any other financial institution.

Currently, 225 companies are presenting nearly 3.0 million e-bills per quarter.

Bank of America Corporation

Consumer Credit Card Results

Included within Consumer Products

(Dollars in millions)

	Quarterly
	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02
Key Measures

Outstandings:
Held (Period-End)	$24,819	$24,729	$23,062	$21,155	$19,535
Managed (Period-End)	29,064	29,461	28,057	27,089	26,558

Held (Average)	24,684	23,535	22,263	20,402	19,383
Managed (Average)	29,161	28,406	27,540	26,902	26,539

Managed Income Statement:
Total revenue	$965	$943	$895	$806	$826
Provision for credit losses	409	386	392	393	371
Noninterest expense	275	244	254	249	244

Income before income taxes	281	313	249	164	211

Shareholder Value Added	$128	$152	$114	$62	$92

Credit Quality:

Held:
Charge-off $	$323	$299	$285	$269	$241
Charge-off %	5.31%	5.03%	5.09%	5.28%	5.05%

Managed:
Losses $	$378	$357	$356	$375	$355
Losses %	5.25%	4.99%	5.13%	5.59%	5.43%

Managed Delinquency %:
30+	4.18%	3.94%	3.63%	3.78%	4.16%
90+	1.91	1.71	1.66	1.76	1.95

Bank of America Corporation

Global Corporate and Investment Banking Segment Results

(Dollars in millions)

	Quarterly
Key Measures	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02
Total revenue*	$2,343	$2,085	$2,001	$2,306	$2,285
Provision for credit losses	272	524	203	216	264
Net income	481	206	385	509	457
Shareholder value added	203	(120)	62	183	123
Return on average equity	18.6%	7.4%	14.0%	18.3%	16.0%
Efficiency ratio*	56.5	60.4	60.5	56.2	57.1

Selected Average Balance

Sheet Components
Total loans and leases	$56,521	$60,558	$61,091	$64,172	$67,018
Total deposits	67,315	65,879	66,163	63,770	63,212
Total earning assets	226,122	207,850	203,596	201,458	192,570

*	Taxable-equivalent basis

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Source: Thomson Financial

Significant US market share gains

Largest market share gain of the quarter was dollar-denominated convertible debt where market share quadrupled from 3.3% and an eighth place rank in the first quarter 2002 to 14.2% and a third place rank.

Mortgage-backed securities market share doubled from one year ago to finish with a 7.8% share and a seventh place rank.

Banc of America Securities maintained its second place market share ranking for both syndicated and leveraged lending while continuing its dominance in number of deals.

Common stock issuance market share moved form 2.3% to 4.1% while the ranking moved from 10th to 8th.

Bank of America Corporation

Asset Management Segment Results

(Dollars in millions)

	Quarterly
Key Measures	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02
Total revenue*	$578	$588	$571	$622	$598
Provision for credit losses	(4)	30	118	143	26
Net income	140	108	63	66	137
Shareholder value added	66	26	(14)	(2)	70
Return on average equity	20.3%	15.5%	9.6%	11.4%	23.9%
Efficiency ratio*	63.3	67.3	63.8	61.0	59.9

Selected Average Balance
Sheet Components
Total loans and leases	$22,683	$22,950	$23,637	$24,308	$24,794
Total deposits	12,859	12,531	11,967	11,776	11,837
Total earning assets	23,415	23,693	24,238	24,907	25,445

Period End (in billions)
Assets under management	$297.0	$310.4	$271.9	$295.2	$314.9
Client brokerage assets	90.8	90.8	87.1	90.5	96.6
Assets in custody	45.1	46.6	42.1	41.0	46.0

Total client assets	$432.9	$447.8	$401.1	$426.7	$457.5

*	Taxable-equivalent basis

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

Equity Investments Segment Results

(Dollars in millions)

	Quarterly
Key Measures	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02
Total revenue*	($107)	($100)	($233)	($84)	($28)
Provision for credit losses	1	7	—	—	—
Net income	(86)	(83)	(161)	(55)	(32)
Shareholder value added	(141)	(146)	(223)	(120)	(94)
Return on average equity	(16.7)%	(15.6)%	(30.7)%	(10.1)%	(6.2)%
Efficiency ratio*	(24.2)	(27.5)	(11.6)	(10.5)	(98.4)

Selected Average Balance
Sheet Components
Total loans and leases	$434	$438	$446	$448	$427
Total deposits	—	—	—	—	—
Total earning assets	434	438	446	448	433

Period End
Investment balances for principal investing	$5,435	$5,395	$5,429	$5,429	$5,520

*	Taxable-equivalent basis

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

Corporate Other Results(1)

(Dollars in millions)

	Quarterly
Key Measures	1 Qtr 03	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02
Total revenue*	$199	$202	$295	$176	$182
Provision for credit losses	76	94	63	80	123
Net income (2)	298	662	269	114	61
Shareholder value added	(87)	285	(90)	(283)	(291)

Selected Average Balance
Sheet Components
Total loans and leases	$80,245	$74,992	$73,228	$64,802	$54,147
Total deposits	9,932	10,713	12,034	10,279	12,699
Total earning assets	161,018	171,269	158,047	138,771	132,263

*	Taxable-equivalent basis

(1)	Corporate Other consists primarily of gains and losses associated with managing the balance sheet of the Corporation, certain consumer finance and commercial lending businesses being liquidated, and certain residential mortgages originated by the mortgage group or otherwise acquired and held for asset/liability management purposes.

(2)	Includes $488 tax benefit in the fourth quarter of 2002 related to the settlement of federal income tax returns through 1999.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	1Q02		2Q02		3Q02		4Q02		1Q03
	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio
Commercial—domestic	$370	1.29%	$383	1.38%	$240	0.90%	$478	1.80%	$239	0.94%
Commercial—foreign	49	0.90	119	2.23	148	2.77	205	3.95	120	2.57
Commercial real estate—domestic	14	0.25	8	0.14	6	0.12	9	0.20	9	0.18

Total commercial	433	1.09	510	1.32	394	1.05	692	1.87	368	1.04

Residential mortgage	11	0.05	8	0.03	5	0.02	18	0.07	2	0.01
Home equity lines	8	0.15	7	0.12	5	0.08	6	0.10	6	0.11
Direct/indirect consumer	64	0.86	38	0.50	48	0.63	60	0.78	56	0.72
Consumer finance	75	2.49	49	1.77	54	2.13	77	3.44	68	3.42
Credit card	241	5.05	269	5.28	285	5.09	299	5.03	323	5.31
Other consumer domestic	7	n/m	7	n/m	11	n/m	11	n/m	9	n/m
Foreign consumer	1	0.16	—	—	2	0.32	2	0.38	1	0.20

Total consumer	407	0.99	378	0.84	410	0.85	473	0.95	465	0.93

Total net charge-offs	$840	1.04	$888	1.06	$804	0.94	$1,165	1.35	$833	0.98

By Business Segment:
Consumer & commercial banking	$427	0.95%	$449	0.99%	$420	0.92%	$509	1.10%	$488	1.06%
Global corporate & investment banking	264	1.60	216	1.35	203	1.32	526	3.44	272	1.96
Asset management	26	0.44	143	2.37	118	1.99	30	0.52	(4)	(0.06)
Equity investments	—	—	—	—	—	—	7	6.26	1	0.72
Corporate other	123	0.92	80	0.50	63	0.34	93	0.50	76	0.38

Total net charge-offs	$840	1.04	$888	1.06	$804	0.94	$1,165	1.35	$833	0.98

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	1Q02	2Q02	3Q02	4Q02	1Q03
Commercial—domestic	$3,207	$2,847	$3,132	$2,781	$2,605
Commercial—foreign	583	980	854	1,359	1,279
Commercial real estate—domestic	216	202	172	161	173
Commercial real estate—foreign	2	3	3	3	3

Total commercial	4,008	4,032	4,161	4,304	4,060

Residential mortgage	477	503	585	612	628
Home equity lines	73	64	57	66	63
Direct/Indirect consumer	26	27	31	30	28
Consumer finance	8	8	8	19	18
Foreign consumer	9	8	7	6	9

Total consumer	593	610	688	733	746

Total nonperforming loans	4,601	4,642	4,849	5,037	4,806
Foreclosed properties	391	297	282	225	227

Total nonperforming assets(1)	$4,992	$4,939	$5,131	5,262	5,033

Loans past due 90 days or more and still accruing	$662	$605	$726	$764	$808
Nonperforming Assets / Total Assets	0.81%	0.77%	0.78%	0.80%	0.74%
Nonperforming Assets / Total Loans, Leases and Foreclosed Properties	1.51	1.45	1.50	1.53	1.46
Nonperforming Loans / Total Loans and Leases	1.39	1.36	1.42	1.47	1.40

Allowance for Loan Losses	$6,869	$6,873	$6,861	$6,851	$6,853
Allowance / Total Loans	2.07%	2.02%	2.01%	2.00%	2.00%
Allowance / Total Nonperforming Loans	149	148	142	136	143

Loans	are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Balances do not include $174, $120, $184, $221, and $304 of nonperforming assets included in other assets at March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002, and March 31, 2002, respectively.

Bank of America Corporation

Significant Industry Non-Real Estate Outstanding Commercial Loans and Leases

(Dollars in millions)

	March 31, 2003	December 31, 2002	Increase/(Decrease) from 12/31/02
Retailing	$10,710	$10,165	5%
Transportation	8,189	8,030	2
Leisure and sports, hotels and restaurants	7,986	8,139	(2)
Materials	7,820	7,972	(2)
Food, beverage and tobacco	7,563	7,335	3
Diversified financials	7,507	8,344	(10)
Capital goods	7,098	7,088	0
Commercial services and supplies	6,216	6,449	(4)
Education and government	5,565	5,206	7
Utilities	4,938	5,590	(12)
Media	4,883	5,911	(17)
Health care equipment and services	3,987	3,912	2
Energy	3,003	3,076	(2)
Telecommunications services	2,796	3,105	(10)
Consumer durables and apparel	2,545	2,591	(2)
Religious and social organizations	2,512	2,426	4
Banks	1,602	1,881	(15)
Insurance	1,409	1,616	(13)
Technology hardware and equipment	1,305	1,368	(5)
Food and drug retailing	1,232	1,344	(8)
Other(1)	22,591	23,417	(4)

Total	$121,457	$124,965	(3)%

(1)	At March 31, 2003 and December 31, 2002, Other includes $9,403 and $9,090, respectively, of loans outstanding to individuals and trusts, representing 2.7% of total outstanding loans and leases for both period ends. The remaining balance in Other includes loans to industries which primarily include automobiles and components, software and services, pharmaceuticals and biotechnology, and household and personal products.

Bank of America Corporation

Selected Emerging Markets

(Dollars in Millions)

	Loans and Loan Commitments	Other Financing(1)	Derivative Assets	Securities/ Other Investments(2)	Total Cross- border Exposure(3)	Gross Local Country Exposure(4)	Total Foreign Exposure March 31, 2003	Increase/ (Decrease) from December 31, 2002
Region/Country
Asia
China	$59	$9	$40	$27	$135	$62	$197	$(47)
Hong Kong(5)	294	57	88	137	576	3,395	3,971	167
India	392	59	73	32	556	899	1,455	82
Indonesia	58	—	16	30	104	2	106	(14)
Korea (South)	227	346	34	23	630	902	1,532	296
Malaysia	8	3	—	2	13	170	183	(57)
Pakistan	6	—	—	—	6	—	6	(1)
Philippines	28	19	3	20	70	58	128	(28)
Singapore	118	15	189	3	325	1,464	1,789	121
Taiwan	321	201	32	7	561	556	1,117	28
Thailand	36	9	16	26	87	258	345	82
Other	3	17	1	—	21	80	101	5

Total	$1,550	$735	$492	$307	$3,084	$7,846	$10,930	$634

Central and Eastern Europe
Russian Federation	$—	$—	$—	$—	$—	$—	$—	$(5)
Turkey	29	5	—	19	53	—	53	(5)
Other	24	32	32	46	134	—	134	(167)

Total	$53	$37	$32	$65	$187	$—	$187	$(177)

Latin America
Argentina	$210	$45	$2	$88	$345	$93	$438	$(27)
Brazil	289	226	42	87	644	428	1,072	(103)
Chile	111	24	7	10	152	—	152	11
Colombia	80	7	5	4	96	—	96	8
Mexico	852	154	125	497	1,628	312	1,940	351
Venezuela	112	2	—	102	216	—	216	(16)
Other	108	91	—	40	239	—	239	14

Total	$1,762	$549	$181	$828	$3,320	$833	$4,153	$238

Total	$3,365	$1,321	$705	$1,200	$6,591	$8,679	$15,270	$695

(1)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(2)	Amounts outstanding in the table above for Philippines, Argentina, Mexico, Venezuela and Latin America Other have been reduced by $12, $85, $332, $137 and $38, respectively, at March 31, 2003, and $12, $90, $505, $131 and $37, respectively, at December 31, 2002. Such amounts represent the fair value of U.S. Treasury securities held as collateral outside the country of exposure.
(3)	Cross-border exposure includes amounts payable to the Corporation by residents of countries other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(4)	Gross local country exposure includes amounts payable to the Corporation by residents of countries in which the credit is booked, regardless of the currency in which the claim is denominated. Management does not net local funding or liabilities against local exposures as allowed by the FFIEC.
(5)	Gross local country exposure to Hong Kong consisted of $1,811 of consumer loans and $1,584 of commercial exposure at March 31, 2003. The consumer loans were collateralized primarily by residential real estate. The commercial exposure was primarily to local clients and was diversified across many industries.